ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE


COLLECTION PERIOD:                       SEPTEMBER 1, 2002 - SEPTEMBER 30, 2002

SETTLEMENT DATE:                         15-OCT-02


A.  SERIES INFORMATION:

    Advanta Equipment Leasing Receivables Series 2000-1 LLC
    SERIES 2000-1

I.  AGGREGATE CONTRACT PRINCIPAL BALANCE:

    (a.)   Beginning Aggregate Contract Principal Balance ................................................... $        95,972,449.10
                                                                                                              ----------------------
    (b.)   Contract Principal Balance of all Collections allocable to Contracts ............................. $         6,370,186.06
                                                                                                              ----------------------
    (c.)   Contract Principal Balance of Charged-Off Contracts .............................................. $           526,136.62
                                                                                                              ----------------------
    (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date .......... $        89,076,126.42
                                                                                                              ----------------------

           BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
    (e.)   Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)            0.1265031                                         $        41,641,904.02
                                                          -----------                                         ----------------------
    (e1.)  Ending Class A-1 Principal Balance               0.0000000           $            0.00
                                                          -----------           -----------------
    (e2.)  Ending Class A-2 Principal Balance               0.0000000           $              --
                                                          -----------           -----------------
    (e3.)  Ending Class A-3 Principal Balance               0.4920873           $   41,641,904.02
                                                          -----------           -----------------
    (f.)   Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)            0.1791867                                         $         5,055,752.46
                                                          -----------                                         ----------------------
    (g.)   Ending Class C Principal Balance as of this
           Settlement Date (Class C Note Factor)            0.1789575                                         $         3,366,191.00
                                                          -----------                                         ----------------------
    (h.)   Ending Class D Principal Balance as of this
           Settlement Date (Class D Note Factor)            0.1786361                                         $         1,680,072.81
                                                          -----------                                         ----------------------
    (i.)   Ending Class E Principal Balance as of this
           Settlement Date (Class E Note Factor)            0.3136376                                         $         7,374,248.05
                                                          -----------                                         ----------------------
    (j.)   Ending Class F Principal Balance as of this
           Settlement Date (Class F Note Factor)            0.1894219                                         $        11,580,213.84
                                                          -----------                                         ----------------------
    (k.)   Excess Aggregate Contract Principal Balance over the sum of the Class A through F
           Principal Balances                                                                                 $        18,377,744.24
                                                                                                              ----------------------


II. COMPLIANCE RATIOS:

    (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts .................................... $        97,178,880.98
                                                                                                              ----------------------

    (b.)   CBR of Contracts 1 - 30 days delinquent .......................................................... $        11,872,618.89
                                                                                                              ----------------------
    (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation Date .........................                 12.22%
                                                                                                              ----------------------

    (d.)   CBR of Contracts 31 - 60 days delinquent ......................................................... $         3,537,874.25
                                                                                                              ----------------------
    (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation Date ........................                  3.64%
                                                                                                              ----------------------

    (f.)   CBR of Contracts 61 - 90 days delinquent ......................................................... $         1,630,627.10
                                                                                                              ----------------------
    (g.)    % of Delinquent Contracts 61- 90 days as of the related Calculation Date ........................                  1.68%
                                                                                                              ----------------------

    (h.)   CBR of Contracts > 91 days delinquent ............................................................ $         1,649,946.47
                                                                                                              ----------------------
    (i.)    % of Delinquent Contracts > 91 days as of the related Calculation Date ..........................                  1.70%
                                                                                                              ----------------------

    (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .....................                  7.02%
                                                                                                              ----------------------
    (j2.)  Month 2:                  Aug-02  ................................................................                  6.40%
                             ---------------                                                                  ----------------------
    (j3.)  Month 3:                  Jul-02  ................................................................                  6.55%
                             ---------------                                                                  ----------------------
    (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ............................                  6.66%
                                                                                                              ----------------------

    (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ...........................                  2.64%
                                                                                                              ----------------------
    (k2.)  Month 2:                  Aug-02  ................................................................                  2.63%
                             ---------------                                                                  ----------------------
    (k3.)  Month 3:                  Jul-02  ................................................................                  4.41%
                             ---------------                                                                  ----------------------
    (k4.)  Three month rolling average % for Defaulted Contracts ............................................                  3.23%
                                                                                                              ----------------------






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

    (l1.)  Cumulative Net Loss Percentage ...................................................................        7.2246%
                                                                                                              ----------------------
    (l2.)  Does the Cumulative Net Loss % exceed ............................................................

    (l3.)  The Loss Trigger Level % from Beginning Period to and including 12th Collection Period? Y or N ...           N/A
                                                                                                              ----------------------
    (l4.)  The Loss Trigger Level % from 13th Collection Period to and including 24th Collection
           Period? Y or N ...................................................................................           N/A
                                                                                                              ----------------------
    (l5.)  The Loss Trigger Level % from 25th Collection Period and thereafter ?  Y or N ....................            NO
                                                                                                              ----------------------

    (m5.)  Is there currently a Trigger Event which has not been cured for this payment date  Y or N ........            NO
                                                                                                              ----------------------
    (m5.)  Is there currently an Event of Default for this payment date   Y or N ............................            NO
                                                                                                              ----------------------


III.FLOW OF FUNDS:

    (1.)   The amount on deposit in Available Funds ......................................................... $         7,665,377.01
                                                                                                              ----------------------
    (2.)   Amounts deposited, if any, by the Servicer to the Collection Account for contracts repurchased ... $                   --
                                                                                                              ----------------------
    (3.)   Total deposits in the Collection Account to be used as available funds on this Payment Date (1+2)  $         7,665,377.01
                                                                                                              ----------------------
    (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts .................................... $           282,473.99
                                                                                                              ----------------------
    (a.)   To the Trustee, trustee fees and expenses subject to an annual limit .............................              --
                                                                                                              ----------------------
    (b.)   To the Servicer, any unrecoverable servicer advances / initial unpaid balance amounts ............ $                   --
                                                                                                              ----------------------
    (c.)   To the Servicer, the servicing fee then due and miscellaneous amounts, if any .................... $            79,977.04
                                                                                                              ----------------------


           TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
    (d.)   To Class A, the total Class A Note Interest for the related interest accrual period .............. $           287,121.08
                                                                                                              ----------------------
                             Interest on Class A-1 Notes ...................... $              --
                                                                                -----------------
                             Interest on Class A-2 Notes ...................... $              --
                                                                                -----------------
                             Interest on Class A-3 Notes ...................... $      287,121.08
                                                                                -----------------
    (e.)   Interest on Class B Notes for the related interest accrual period ................................ $            34,502.09
                                                                                                              ----------------------
    (f.)   Interest on Class C Notes for the related interest accrual period ................................ $            23,354.06
                                                                                                              ----------------------
    (g.)   Interest on Class D Notes for the related interest accrual period ................................ $            12,158.24
                                                                                                              ----------------------


           CLASS E INTEREST:
    (h1.)  After the Class E Notes Interest Commencement Date, then Interest on Class E Notes for
           the related interest .............................................................................            --
                                                                                                              ----------------------
           accrual period to be paid to the Class E Noteholder ..............................................
    (h2.)  Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B,
           Class C and Class D Notes .......................................... $       73,387.26
                                                                                -----------------

                                                                                -----------------

           TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

    (i1.)  Class A percentage .................................................          0.699999
                                                                                -----------------
    (i2.)  To Class A, amount from reserve account, if any ....................
                                                                                -----------------
    (i3.)  To Class A, the Class A overdue principal, if any ..................         --
                                                                                -----------------
    (i4.)  To Class A, the Class A monthly principal payment amount ........... $    4,827,418.98
                                                                                -----------------
    (i5.)  To Class A, the additional principal, if any, allocable from
           Class E interest amount ............................................ $       59,413.27
                                                                                -----------------
    (i6.)  To Class A, the additional principal, if any, allocable from
           Class F floor amount ...............................................         --
                                                                                -----------------
    (i7.)  Total principal payment to Class A  (i2-i6) ........................ $    4,886,832.25
                                                                                -----------------
    (i8.)  ................. Principal payment to Class A-1 Noteholders ..................................... $                   --
                                                                                                              ----------------------
    (i9.)  ................. Principal payment to Class A-2 Noteholders ..................................... $                   --
                                                                                                              ----------------------
    (i10.) ................. Principal payment to Class A-3 Noteholders ..................................... $         4,886,832.25
                                                                                                              ----------------------

    (j1.)  Class B percentage .................................................         0.0599996
                                                                                -----------------
    (j2.)  To Class B, amount from reserve account, if any ....................        --
                                                                                -----------------
    (j3.)  To Class B, the Class B overdue principal, if any ..................
                                                                                -----------------
    (j4.)  To Class B, the Class B monthly principal payment amount ........... $      413,776.60
                                                                                -----------------
    (j5.)  To Class B, the additional principal, if any, allocable from
           Class E interest amount ............................................ $        6,993.06
                                                                                -----------------
    (j6.)  To Class B, the additional principal, if any, allocable from
           Class F floor amount ...............................................        --
                                                                                -----------------
    (j7.)  Total principal payment to Class B Noteholders (j2-j6) ........................................... $           420,769.66
                                                                                                              ----------------------
    (k1.)  Class C percentage .................................................         0.0399997
                                                                                -----------------
    (j2.)  To Class C, amount from reserve account, if any ....................        --
                                                                                -----------------
    (k3.)  To Class C, the Class C overdue principal, if any ..................              0.00
                                                                                -----------------
    (k4.)  To Class C, the Class C monthly principal payment amount ........... $      275,850.84
                                                                                -----------------
    (k5.)  To Class C, the additional principal, if any, allocable from
           Class E interest amount ............................................ $        4,656.53
                                                                                -----------------
    (k6.)  To Class C, the additional principal, if any, allocable from
           Class F floor amount ...............................................       --
                                                                                -----------------


    (k7.)  Total principal payment to Class C Noteholders (k2-k6) ........................................... $           280,507.37
                                                                                                              ----------------------

    (l1.)  Class D percentage .................................................         0.0199999
                                                                                -----------------
    (l2.)  To Class D, amount from reserve account, if any ....................       --
                                                                                -----------------
    (l3.)  To Class D, the Class D overdue principal, if any ..................              0.00
                                                                                -----------------
    (l4.)  To Class D, the Class D monthly principal payment amount ........... $      137,925.76
                                                                                -----------------
    (l5.)  To Class D, the additional principal, if any, allocable from
           Class E interest amount ............................................ $        2,324.40
                                                                                -----------------
    (l6.)  To Class D, the additional principal, if any, allocable from
           Class F floor amount ...............................................       --
                                                                                -----------------
    (l7.)  Total principal payment to Class D Noteholders (l2-l6) ........................................... $           140,250.16
                                                                                                              ----------------------
    (m1.)  Class E percentage .................................................         0.0499986
                                                                                -----------------
    (m2.)  To Class E, amount from reserve account, if any ....................
                                                                                -----------------
    (m3.)  To Class E, the Class E overdue principal, if any ..................        872,624.60
                                                                                -----------------
    (m4.)  To Class E, the Class E monthly principal payment amount ........... $      344,806.48
                                                                                -----------------             ----------------------
    (m5.)  To Class E, the additional principal, if any, allocable
           from Class F floor amount ..........................................       --
                                                                                -----------------
    (m6.)  Total principal payment to Class E Noteholders (m2-m5) ........................................... $         1,217,431.08
                                                                                                              ----------------------


           TO THE RESERVE ACCOUNT :
      (4.) The amount, if any, needed to maintain the amount in the reserve account at the required
           reserve amount ................................................................................... $                   --
                                                                                                              ----------------------


           CLASS F PAYMENTS:
    (n1.)  Sub-Total of funds disbursed through the Reserve Account ........... $    7,665,377.02
                                                                                -----------------
    (n2.)  Funds available to be paid to Class F .............................. $              --
                                                                                -----------------

    (n3.)  Class F percentage .................................................         0.1300032
                                                                                -----------------
    (n4.)  Class F floor amount ............................................... $    9,405,070.31
                                                                                -----------------
    (n5.)  Class F principal balance before payment of principal on
           this payment date .................................................. $   12,476,757.86
                                                                                -----------------

    (n6.)  If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
    (n7.)  If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
           reduced to the Class F floor amount  and (b) funds available ..................................... $                   --
                                                                                                              ----------------------


    (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ....
                                                                                                              ----------------------

           TO THE TRUSTEE:
    (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit .....................
                                                                                                              ----------------------

           TO THE ISSUERS:
    (8.)   To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the
           collection account after all payments are made above ............................................. $               (0.00)
                                                                                                              ----------------------


IV. SERVICER ADVANCES

    (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period .................. $         2,135,986.34
                                                                                                              ----------------------
    (b.)   Servicer Advances reimbursed during the Collection Period ........................................ $            48,203.74
                                                                                                              ----------------------
    (c.)   Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date .................. $                   --
                                                                                                              ----------------------
    (d.)   Servicer Advances made during the related Collection Period ...................................... $            10,946.18
                                                                                                              ----------------------
    (e.)   Aggregate amount of Servicer Advances at the end of the Collection Period ........................ $         2,098,728.78
                                                                                                              ----------------------
    (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances were not made ................                     --
                                                                                                              ----------------------


V.  RESERVE ACCOUNT
    (a.)   Amount on deposit at the beginning of the related Collection Period .............................. $                   --
                                                                                                              ----------------------
    (b.)   Reserve Account initial deposit ..................................................................
                                                                                                              ----------------------
    (c.)   Amount of interest earnings reinvested for the related Monthly Period ............................ $                   --
                                                                                                              ----------------------
    (d.)   Amounts used to cover shortfalls, if any,  for the related Collection Period .....................                   0.00
                                                                                                              ----------------------
                                                                                                              ----------------------
    (e.)   Amounts used as required in a Trigger Event , if any,  for the related Collection Period ......... $                   --
                                                                                                              ----------------------
    (f.)   Amounts transferred in from the Collection Account, if applicable (line 4) ....................... $                   --
                                                                                                              ----------------------
    (g.)   Interest earnings for the related Monthly Period .................................................
                                                                                                              ----------------------
    (h.)   Interest  earnings withdrawn and included as Available Funds for the related Monthly Period ......
                                                                                                              ----------------------
    (i.)   Amount on deposit at the end of the related Collection Period .................................... $                   --
                                                                                                              ----------------------


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

    (j.)   Is the Required Reserve Amount equal to the balance in the Reserve Account as of the related
           Collection period ? Y or N .......................................................................            N
                                                                                                              ----------------------


VI. ADVANCE PAYMENTS

    (a.)   Beginning aggregate Advance Payments ............................................................. $         1,258,236.99
                                                                                                              ----------------------
    (b.)   Add:  Amount of Advance Payments collected during the related Collection Period .................. $         1,053,645.38
                                                                                                              ----------------------
    (c.)   Add:  Investment earnings for the related  Collection Period ..................................... $                   --
                                                                                                              ----------------------
    (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility Account ..................... $         1,035,758.44
                                                                                                              ----------------------
    (e.)   Ending aggregate Advance Payments ................................................................ $         1,276,123.93
                                                                                                              ----------------------



    ADVANTA BANK CORP., AS SERVICER

    BY:     /s/ MARK SHAPIRO

    TITLE:  Asst. V.P. Structured Finance
            -------------------------------

    DATE:   10/10/02
            -------------------------------


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